SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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T. Rowe Price Spectrum Fund, Inc. 033-10992/811-4998

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T. Rowe Price Spectrum Diversified Equity Fund

T. Rowe Price Spectrum Income Fund

T. Rowe Price Spectrum International Equity Fund

January 4, 2021

Dear Shareholder:

We cordially invite you to attend a special meeting of shareholders of T. Rowe Price Spectrum Diversified Equity Fund (formerly, T. Rowe Price Spectrum Growth Fund), T. Rowe Price Spectrum Income Fund, and T. Rowe Price Spectrum International Equity Fund (formerly, T. Rowe Price Spectrum International Fund) (collectively, the “Funds”) on Wednesday, February 10, 2021, at 8:00 a.m., Eastern time (the “Shareholder Meeting”). The Shareholder Meeting will not be held in-person but will be conducted as a virtual meeting hosted by means of a live webcast. The Funds’ Board of Directors has implemented a virtual meeting format to address ongoing concerns regarding the potential spread of COVID-19. Shareholders will be able to listen, vote, and submit questions from their homes or any location with Internet connectivity.

The purpose of the Shareholder Meeting is for Fund shareholders to vote on a proposal that was approved by the Funds’ Board of Directors to amend and restate each Fund’s investment management agreement. The purpose of the proposal is to change each Fund’s overall expense restructure. Under the proposal, the amended and restated investment management agreement would provide for the payment of an “all-inclusive” management fee by each Fund and the elimination of the pass-through of operating expenses to the underlying funds in which the Fund invests. The Board of Directors of the Funds recommends that you vote in favor of the proposal with respect to your Fund. If the proposal is approved by a Fund’s shareholders, the Fund would invest in Z Classes of its underlying funds, which is anticipated to result in lower total expense ratios at the time of the expense restructure. The change to the expense structure would also accommodate the future addition of a new share class for the Funds—the I Class—which is designed for institutional and other larger investors and has lower overall shareholder servicing costs than the Funds’ Investor Class. The addition of the I Class could attract larger and more diverse investors to help the Funds further grow in the future.

There will be no changes to the services you have selected for your Fund account. The enclosed information explains how to vote and provides the reasons why the Funds’ Board of Directors is recommending this proposal. We ask you to read the information carefully and to submit your vote.

As a shareholder of record as of the close of business on November 30, 2020, you are entitled to notice of, and to vote at, the Shareholder Meeting. You or your proxyholder will be able to attend the Shareholder Meeting online, vote, and submit questions by visiting www.meetingcenter.io/214390406 and using a control number assigned by Computershare Fund Services, the proxy tabulator for the meeting. To register and receive access to the Shareholder Meeting, you will need to follow the instructions provided in the Notice of Special Meeting of Shareholders and proxy statement that follow.

Whether or not you plan to attend the Shareholder Meeting, your vote is very important. If you do not plan to participate in the Shareholder Meeting, you can vote by signing, dating, and returning the enclosed proxy card promptly or by using the Internet or telephone voting options as described on your proxy card. By voting promptly, you can help the Fund avoid the expense of additional mailings.

If you have questions, please call one of our service representatives at
1-800-541-5910. Your participation in this vote is extremely important.

Sincerely,

Robert W. Sharps
Head of Investments

T. Rowe Price Spectrum Diversified Equity Fund

T. Rowe Price Spectrum Income Fund

T. Rowe Price Spectrum International Equity Fund

(series of T. Rowe Price Spectrum Fund, Inc.)

Notice of Special Meeting of Shareholders

T. Rowe Price Funds
100 East Pratt Street
Baltimore, Maryland 21202

Fran Pollack-Matz
Secretary

January 4, 2021

Notice is hereby given that a special meeting of shareholders (the “Shareholder Meeting”) of T. Rowe Price Spectrum Diversified Equity Fund (formerly, T. Rowe Price Spectrum Growth Fund), T. Rowe Price Spectrum Income Fund, and T. Rowe Price Spectrum International Equity Fund (formerly, T. Rowe Price Spectrum International Fund) individually, a “Fund” and collectively, the “Funds”), each a series of T. Rowe Price Spectrum Fund, Inc., will be held virtually on Wednesday, February 10, 2021, at 8:00 a.m., Eastern time, by means of a live webcast.

The following matters will be considered and acted upon at that time:

1. A proposal to approve an amended and restated investment management agreement for each Fund; and

2. To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

Only shareholders of record at the close of business on November 30, 2020, are entitled to notice of, and to vote at, the Shareholder Meeting or any adjournment or postponement thereof. The Board of Directors of the Funds recommends that you vote in favor of the proposal.

You will be able to attend the Shareholder Meeting online, submit your questions during the Shareholder Meeting, and vote your shares electronically at the meeting by going to www.meetingcenter.io/214390406 and entering your control number, which is included on the enclosed proxy card. The password to attend the Shareholder Meeting is TRPS2021.

If your shares are held through a brokerage account or by a bank or other holder of record you will need to request a legal proxy in order to receive access to the virtual Shareholder Meeting. To do so, you must submit proof of your proxy power (legal proxy) reflecting your holdings, along with your name and email address, to Computershare Fund Services, the proxy tabulator for the Shareholder Meeting (“Computershare”). Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern time, on Monday, February 8, 2021. You will receive a confirmation of your registration by email that includes the control number necessary to access and vote at the Shareholder Meeting. Requests for registration should be directed to Computershare at shareholdermeetings@computershare.com.

The Shareholder Meeting webcast will begin promptly at 8:00 a.m. Eastern time, on February 10, 2021. We encourage you to access the Shareholder Meeting prior to the start time. For additional information on how you can attend and participate in the virtual Shareholder Meeting, please see the instructions in the proxy statement that follows. Because the Shareholder Meeting will be a completely virtual meeting, there will be no physical location for shareholders to attend.

Fran Pollack-Matz

Secretary

YOUR VOTE IS IMPORTANT

Shareholders are urged to read the proxy statement and then designate their choice on the matters to be acted upon by using one of the following four methods:

1. Vote online.*

• Go to the Internet voting site found on your proxy card.

• Enter the control number found on your proxy card.

• Follow the instructions using your proxy card as a guide.

2. Vote by telephone.*

• Call the toll-free number found on your proxy card.

• Enter the control number found on your proxy card.

• Follow the recorded instructions using your proxy card as a guide.

3. Vote by mail.

• Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

4. Attend the virtual Shareholder Meeting.

• Vote your shares electronically during the live webcast virtual Shareholder Meeting by going to www.meetingcenter.io/214390406 and entering your control number, which is included on the enclosed proxy card.

• The password to attend the Shareholder Meeting is TRPS2021.

*If you vote online or by telephone, your vote must be received no later than 7:59 a.m., Eastern time, on Wednesday, February 10, 2021.

Your prompt response will help to achieve a quorum at the Shareholder Meeting and avoid the potential for additional expenses to the Funds and their shareholders of further solicitation.

T. Rowe Price Spectrum Diversified Equity Fund

T. Rowe Price Spectrum Income Fund

T. Rowe Price Spectrum International Equity Fund

Special Meeting of Shareholders – February 10, 2021

PROXY STATEMENT

January 4, 2021

This Proxy Statement is being transmitted to shareholders of T. Rowe Price Spectrum Diversified Equity Fund (formerly, T. Rowe Price Spectrum Growth Fund), T. Rowe Price Spectrum Income Fund, and T. Rowe Price Spectrum International Equity Fund (formerly, T. Rowe Price Spectrum International Fund) (individually, a “Fund” and collectively, the “Funds”) on or about January 4, 2021.

This Proxy Statement is being furnished to the Funds’ shareholders in connection with the solicitation of proxies by the Funds for use at a special meeting of shareholders of the Funds to be held on Wednesday, February 10, 2021, at 8:00 a.m., Eastern time, by means of a live webcast (“Shareholder Meeting”). At the Shareholder Meeting, shareholders of each Fund will be asked to approve an amended and restated investment management agreement (“New IMA”). The Proxy Statement provides information you need in order to vote on the matters being presented at the Shareholder Meeting and the reasons the Funds’ Board of Directors (“Board”) is recommending that shareholders vote in favor of the proposal to approve the New IMAs. If you have any questions, please feel free to call us toll free at 1-800-541-5910.

Who is asking for my vote?

The Board has asked that you vote on the matters listed in the Notice of Special Meeting of Shareholders. The votes will be formally counted at the Shareholder Meeting and, if the Shareholder Meeting is adjourned or postponed, at any later meeting. Fund shareholders may vote online, by telephone, by returning your completed proxy card in the postage-paid envelope provided, or by attending the virtual Shareholder Meeting. (Details can be found on the enclosed proxy insert.) Do not mail the proxy card if you are voting online, by telephone, or if you intend to cast your vote at the virtual Shareholder Meeting. If you cast more than one vote, the vote submitted closest to the Shareholder Meeting will be counted for purposes of the final tabulation.

Who is eligible to vote?

Shareholders of record of each Fund at the close of business on November 30, 2020 (“record date”), are notified of the Shareholder Meeting and are entitled to one vote for each full share and a proportionate vote for each fractional share of the Fund they held as of November 30, 2020. The Notice of Special Meeting of Shareholders, the proxy card, and the Proxy Statement were first mailed to shareholders of record on or about January 4, 2021. In some cases, the Funds may mail only one copy of this Proxy Statement to households in which more than one person in the household is a Fund shareholder of record.

Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Fund: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

What are shareholders being asked to vote on?

At a meeting held on October 26, 2020, the Board, including a majority of the Board’s independent directors, upon recommendation by the Funds’ investment adviser, unanimously approved submitting the following proposals to each Fund’s shareholders. If shareholders approve the first proposal, it is expected that the New IMAs will become effective in mid- to late March 2021.

Proposals

1. To approve an amended and restated investment management agreement for each Fund; and

2. To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

How can I get more information about the Fund?

Copies of each Fund’s most recent summary prospectus, prospectus, annual and semiannual shareholder reports, and Statement of Additional Information are available at no cost by visiting our website at troweprice.com; by calling 1-800-225-5132; or by writing to T. Rowe Price, Three Financial Center, 4515 Painters Mills Road, Owings Mills, Maryland 21117.

PROPOSAL – TO APPROVE AN AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

What are the reasons for the proposal to approve an amended and restated IMA for each Fund?

At a meeting held of October 26, 2020, the Board approved a proposed New IMA for each Fund which, if approved by shareholders, will result in changes to each Fund’s overall expense structure, as described below. At that same meeting, the Board also approved changing the name of the T. Rowe Price Spectrum Growth Fund to the T. Rowe Price Spectrum Diversified Equity Fund and changing the name of the T. Rowe Price Spectrum International Fund to the T. Rowe Price Spectrum International Equity Fund. The changes to the Funds’ names became effective on January 4, 2021. The changes to the Funds’ expense structure are subject to shareholders approving each Fund’s New IMA.

The Funds do not currently directly pay T. Rowe Price Associates, Inc. (“T. Rowe Price”) a management fee for serving as the Funds’ investment adviser and performing investment management services for the Funds. However, T. Rowe Price receives management fees from managing the various T. Rowe Price mutual funds in which the Funds invest (“Underlying Funds”). In addition, the Funds currently operate under an exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) that permits the Funds to pass through their direct operating expenses (“Operating Expenses”) to their Underlying Funds in recognition that each Fund’s investments in its Underlying Funds are expected to provide overall savings to the Underlying Funds. These Operating Expenses borne by the Underlying Funds, together with the Underlying Funds’ own expenses, are then indirectly borne by the Funds as acquired fund fees and expenses (“AFFE”), which represent each Fund’s proportionate share of its Underlying Funds’ fees and expenses. Under the current expense structure, since there is no management fee charged and no operating expenses borne at the Fund level, the total expense ratio of each Fund consists solely of AFFE.

The current investment management agreement (“Current IMA”) for each Fund governs how Fund expenses are allocated. In connection with the SEC exemptive order, the Current IMAs require that all Fund expenses be paid pursuant to a Special Servicing Agreement among T. Rowe Price, the Funds, and the Underlying Funds. Under the Special Servicing Agreement, each Underlying Fund in which a Fund invests bears its proportionate share of the Operating Expenses of that Fund if, and to the extent that, the Underlying Fund’s estimated savings from the operation of the Fund exceed these expenses. In the event that the costs to the Underlying Funds from bearing their allocable share of Operating Expenses exceed the benefits of this arrangement, then T. Rowe Price is responsible for bearing any expenses of each Fund that exceed the estimated savings to each of the Underlying Funds. As a result, the Funds do not pay an investment management fee and effectively pay no direct Operating Expenses at the Fund level, although shareholders of the Funds still indirectly bear their proportionate share of the expenses of each underlying Price Fund in which the Funds invest.

Under the proposed New IMAs, each Fund’s overall expense structure would be changed to provide for the payment of an “all-inclusive management fee” by the Fund and the elimination of the Special Servicing Agreement to end the pass-through of Operating Expenses to the Underlying Funds.

If shareholders approve the New IMAs, it is anticipated that they will take effect in mid- to late March 2021, at which time each Fund will begin to be subject to an all-inclusive management fee that will cover investment management and all of the fund’s operating expenses except for interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and any acquired fund fees and expenses. The all-inclusive management fee rates would be 0.73% for Spectrum Diversified Equity Fund, 0.62% for Spectrum Income Fund, and 0.89% for Spectrum International Equity Fund. Upon the effective date of the New IMA, each Fund’s total expense ratio will be less than its total expense ratio as of June 30, 2020, the most recent semiannual fiscal period end for each Fund, as illustrated below. Exhibit A to this Proxy Statement compares the fees and expenses of the Funds based on the semiannual period ended June 30, 2020, with the pro forma estimated fees and expenses of the Funds for the same period assuming the New IMAs had already been in place.

Fund	All-Inclusive Fee Rate	Total Expense Ratio as of 6/30/20
Spectrum Diversified Equity	0.73%	0.74%
Spectrum Income	0.62%	0.65%
Spectrum International Equity	0.89%	0.92%

Each Fund currently invests in the Investor Class of its Underlying Funds. Effective on the date that the Fund begins to be subject to an all-inclusive management fee, the Fund will eliminate the pass-through of its Operating Expenses to its Underlying Funds and will convert its Investor Class shares of each Underlying Fund to Z Class shares. T. Rowe Price is contractually obligated to waive and/or bear all of the Z Class’ expenses, other than interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring, extraordinary expenses. As a result, each Fund’s total AFFE associated with investing in the Underlying Funds’ Z Classes is expected to be less than 0.01%. Under the current expense structure, each Fund’s total expense ratio varies each year based on the AFFE incurred by the Fund. The new expense structure will benefit shareholders with a simplified and more predictable approach.

Each Fund is currently only offered in an Investor Class. The Funds’ new fee structure will allow an I Class to be added, which could help create a larger and more diverse shareholder base and enhance the ability to offer the Funds more broadly and through additional channels. The all-inclusive management fee rate for a fund may vary by share class, with any differences relating to differences in expected shareholder servicing expenses. The proposed New IMAs include the fee rates applicable to the

Funds’ current Investor Class, as well as the I Class that has been approved by the Board subject to shareholder approval of the new expense structure. The I Class for each Fund is expected to incept on or around May 3, 2021. Since the I Class is designed primarily for institutional and other large direct investors, it has lower transfer agency and other shareholder servicing-related expenses than the Investor Class. The proposed I Class fee rates of 0.58% for Spectrum Diversified Equity Fund, 0.47% for Spectrum Income Fund, and 0.74% for Spectrum International Equity Fund reflect this difference in lower transfer agency and other shareholder servicing-related expenses. The Board has already approved the introduction of a new I Class for the Funds. Although shareholders are not being asked to approve the introduction of the new I Classes, they are being asked to approve the management fee rates for the I Class through their approval of the New IMAs.

It is expected that the new expense structure will not result in any material changes to the Funds’ investment programs. While the Funds will continue to invest primarily in their Underlying Funds, the Funds’ portfolio managers intend to potentially also invest in individual securities on a limited basis.

The Board believes that the changes proposed for the Funds, which are contingent upon shareholder approval of the New IMAs, will be beneficial for the Funds and are in the best interests of each Fund’s shareholders. Current shareholders will benefit from fee certainty and lower overall expenses, and the ability to add an I Class should help attract new and more diverse shareholders and provide potentially greater scale to each Fund.

A supplement to each Fund’s summary prospectus or prospectus was previously sent to shareholders beginning on November 4, 2020 to inform them of the Board’s approval of these changes and to explain that the changes to the expense structure are contingent upon shareholder approval of each Fund’s New IMA.

If the necessary shareholder approval is obtained, the New IMAs authorizing the all-inclusive management fee and eliminating reference to the Special Servicing Agreement will become effective in mid- to late March on the same date each Fund begins investing in the Z Class of its Underlying Funds.

If shareholders approve the proposal with respect to a Fund, the Fund’s summary prospectus and prospectus will be further supplemented with more details regarding the expense restructure, and such supplement will be sent to shareholders prior to its implementation in March 2021. The Funds regularly update their summary prospectus and prospectus on May 1 each year. The annual update to the Fund’s summary prospectus and prospectus will reflect the proposed changes and is expected to include information relating to the new I Class.

What are the material differences between the Current IMAs and New IMAs?

The proposed New IMA for each Fund that shareholders are being asked to approve is attached as Exhibit B to this Proxy Statement. There are material differences between the Current IMAs and the New IMAs in Section 2 relating to the allocation of expenses. Section 2 of the New IMA provides for the payment of Fund expenses by T. Rowe Price consistent with an all-inclusive management fee structure and eliminates the provision in the Current IMA that requires that the Funds enter into a Special Servicing Agreement. Section 2 also includes a provision allowing the Board to authorize any new share classes in the future and set the fee rate for that class through an addendum, without the need to seek shareholder approval.

In addition, Section 3 of the New IMA sets forth the management fee rates applicable to the Investor and I Classes, whereas Section 3 of the Current IMA provides that the Funds shall not pay T. Rowe Price any management fee.

Because the Current IMAs are relatively old, there are other non-material changes to the New IMAs that reflect more modern language typically used in investment management agreements for similar fee arrangements.

What factors did the Board consider in approving the IMAs?

The Current IMAs were last approved by the Board, on behalf of each Fund, on March 9—10, 2020, and the New IMAs were last approved by the Board, on behalf of each Fund, on October 26, 2020. The following disclosure sets forth the material factors and conclusions that formed the basis for the Board’s approvals of the Current IMAs and New IMAs.

APPROVAL OF CURRENT IMAs

Each year, the Funds’ Board considers the continuation of the investment management agreement (Advisory Contract) between each Fund and T. Rowe Price, as well as a Special Servicing Agreement among the Fund, T. Rowe Price and each of the underlying funds in which it invests (Special Servicing Agreement). The Special Servicing Agreement allows the T. Rowe Price Spectrum Funds (Spectrum Funds) to pass through their operating expenses to the underlying funds in which they invest if the benefit to the underlying funds equals or exceeds the costs of absorbing these expenses, and provides that T. Rowe Price will be responsible for bearing any expenses that would result from an underlying fund’s share of the aggregate expenses of the Spectrum Funds exceeding the estimated savings to the underlying fund from the operation of the Spectrum Funds. In that regard, at a meeting held on March 9-10, 2020 (Meeting), the Board, including all of the Funds’ independent directors, approved the continuation of the Funds’ Advisory Contract and Special Servicing Agreement. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of T. Rowe Price and approval of the Advisory Contract and the continuation of the Special Servicing Agreement. The independent directors were assisted in their evaluation of the Advisory Contract and Special Servicing Agreement by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, T. Rowe Price was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract and Special Servicing Agreement, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with T. Rowe Price about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by T. Rowe Price

The Board considered the nature, quality, and extent of the services provided to the fund by T. Rowe Price. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of T. Rowe Price’s senior management team and investment personnel involved in the management of the fund, as well as T. Rowe Price’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by T. Rowe Price.

Investment Performance of the Fund

The Board took into account discussions with T. Rowe Price and reports that it receives throughout the year relating to Fund performance. In connection with the Meeting, the Board reviewed the Funds’ net annualized total returns for the 1-year, 2-year, 3-year, 4-year, 5-year, and 10-year periods as of September 30, 2019, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the Funds’ performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

T. Rowe Price does not receive management fees from the Funds, and operating expenses of the Funds are borne by the underlying T. Rowe Price funds in which it invests pursuant to the Special Servicing Agreement. In connection with its review of the Special Servicing Agreement, the Board reviewed various cost/benefit analyses to demonstrate the benefits to the underlying funds versus the costs they incur, which illustrate that the primary benefit provided by the Spectrum Funds to the underlying funds is the reduction in expenses associated with the consolidation of shareholder accounts that would otherwise be invested directly in the underlying funds.

T. Rowe Price receives management fees from other T. Rowe Price funds in which the Fund invests. However, since T. Rowe Price does not receive any management fees directly from the Fund, the Board did not review information relating to revenues received by T. Rowe Price under the Advisory Contract. The Board did review information regarding benefits that T. Rowe Price (and its affiliates) may have realized from its relationship with the fund or other T. Rowe Price funds in which the fund invests, including any research received under “soft dollar” agreements and commission sharing arrangements with broker-dealers. The Board considered that T. Rowe Price may have received some benefit from its soft dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. However, the Board also considered that, effective January 2020, T. Rowe Price began bearing the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board also received information on the estimated costs incurred and profits realized by T. Rowe Price and its affiliates from advising T. Rowe Price funds and concluded that T. Rowe Price’s profits were reasonable. Although T. Rowe Price does not receive management fees directly from the Funds under the Advisory Contract, the Funds’ shareholders benefit from potential economies of scale through a decline in the Fund’s total expense ratio as the fund and underlying funds grow in size.

Fees and Expenses

The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) total expenses, actual management fees, and non-management expenses of the fund to a group of competitor funds selected by Broadridge (Expense Group); and (ii) total expenses, actual management fees, and non-management expenses of the fund to a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the Funds’ actual management fee rate (which reflects that T. Rowe Price does not receive any management fees directly from the fund), operating expenses, and total expenses (which reflects the net total expense ratio of the fund, including acquired fund fees and expenses associated with the underlying funds, after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the Funds’ actual management fee rate ranked in the first quintile (Expense Group and Expense Universe) and the fund’s total expenses ranked in the first quintile (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by T. Rowe Price and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about T. Rowe Price’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that T. Rowe Price’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with T. Rowe Price’s proprietary mutual fund business. In assessing the reasonableness of the Funds’ management fee rate, the Board considered the differences in the nature of the services required for T. Rowe Price to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account, and that T. Rowe Price generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the Funds under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Special Servicing Agreement

As noted, the Board approved the continuation of the Advisory Contract as well as the Special Servicing Agreement. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the Funds and their shareholders for the Board to approve the continuation of the Advisory Contract, and that there is a reasonable basis to conclude that the benefits to the underlying funds exceed the costs they incur and that it was in the best interests of the fund and its underlying funds to approve continuation of the Special Servicing Agreement.

APPROVAL OF THE FUNDS’ NEW IMAs

At a meeting held on October 26, 2020, the Board, including a majority of the Board’s independent directors, approved the New IMAs between the Funds and T. Rowe Price. In connection with its deliberations, the Board requested, and T. Rowe Price provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the New IMAs, including a review of expense information for peer groups and how the Funds will compare with such funds upon implementation of the expense restructure, and noted that there should be no changes to the nature or quality of the services that T. Rowe Price provides to the Funds as a result of the changes. The Board concluded that it was in the best interests of the Funds and their shareholders for the Board to approve the New IMAs and to propose that each Fund’s shareholders also approve the New IMAs, including the implementation of an all-inclusive management fee, elimination of the Special Servicing Agreement, and the resulting changes to the Funds’ overall expense structure.

FURTHER INFORMATION ABOUT VOTING AND THE
SHAREHOLDER MEETING

What vote is required to approve each Fund’s amended and restated IMA?

Approval of the New IMA for each Fund requires the affirmative vote of the lesser of: (a) 67% or more of the Fund’s shares represented at the Shareholder Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the Fund’s outstanding shares. The Board of the Funds, including the Funds’ independent directors, recommends that each Fund’s shareholders vote FOR the proposal.

How can I vote?

Fund shareholders may vote online, by telephone, by returning your completed proxy card in the postage-paid envelope provided, or by attending the virtual Shareholder Meeting. Details can be found on the enclosed proxy card and Notice of Special Meeting of Shareholders. Do not mail the proxy card if you are voting online, by telephone, or if you intend to cast your vote at the virtual Shareholder Meeting.

If your shares are held through a brokerage account or by a bank or other holder of record you will need to request a legal proxy in order to receive access to the virtual meeting. To do so, you must submit proof of your proxy power (legal proxy) reflecting your holdings along with your name and email address to Computershare Fund Services (“Computershare”). Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern time, on Monday, February 8, 2021. You will receive a confirmation of your registration by email that includes the control number necessary to access and vote at the Shareholder Meeting. Requests for registration should be directed to Computershare at shareholdermeetings@computershare.com.

How can shareholders access the virtual Shareholder Meeting?

The Shareholder Meeting will be a virtual meeting conducted exclusively via live webcast starting at 8:00 a.m. Eastern time, on Wednesday, February 10, 2021. You will be able to attend the Shareholder Meeting online, submit your questions during the Shareholder Meeting and vote your shares electronically at the Shareholder Meeting by going to www.meetingcenter.io/214390406 and entering your control number, which is included on the proxy card that you received. The password to attend the Shareholder Meeting is TRPS2021.

In light of the current environment and potential ongoing concerns related to COVID-19, we are pleased to offer our shareholders a completely virtual Shareholder Meeting, which provides worldwide access and communication, while protecting the health and safety of our shareholders, directors, management and other stakeholders. We are committed to ensuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We will try to answer as many shareholder-submitted questions as time permits; however, we reserve the right to exclude questions that are not pertinent to Shareholder Meeting matters or that are otherwise inappropriate. If substantially similar questions are received, we will group such questions together and provide a single response to avoid repetition.

Because the Shareholder Meeting is completely virtual and being conducted via live webcast, shareholders will not be able to attend the Shareholder Meeting in person.

Can I access the Shareholder Meeting without a control number?

The Shareholder Meeting will be accessible to shareholders without a control number; however, only those with a control number will be able to vote during the Shareholder Meeting and ask questions.

Your control number is included on the enclosed proxy card. If you are unable to locate your control number, please contact Computershare by emailing shareholdermeetings@computershare.com. Any requests for a control number must be received no later than 5:00 p.m. Eastern Time, on February 8, 2021.

Can I change my vote after I submit my proxy?

Any proxy, including those given via the Internet or by telephone, may be revoked at any time before the votes have been submitted for tabulation at the Shareholder Meeting by filing a written notice of revocation with the Fund, by delivering a properly executed proxy bearing a later date, or by attending the virtual Shareholder Meeting and voting. If you vote via the Internet or telephone, you can change your vote up until 7:59 a.m., Eastern time on Wednesday, February 10, 2021.

What is the required quorum?

To hold a special meeting of shareholders of each Fund, one-third of the Fund’s shares entitled to be voted must have been received by proxy or be present at the Shareholder Meeting. In the event that a quorum is present but sufficient votes in favor of a proposal are not received by the Shareholder Meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the meeting to be adjourned.

Shares voted against a proposal will be voted against the proposed adjournment. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of the Fund’s shareholders.

How are the votes counted?

The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards, if you have multiple accounts) will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions given when voting by telephone or Internet. If you properly execute your proxy card and give no voting instructions, or submit your vote via the telephone or Internet without voting instructions, your shares will be voted FOR the proposal.

Abstentions are counted for purposes of determining whether a quorum is present for purposes of convening the Shareholder Meeting. Because the proposal must be approved by a percentage of voting securities present at the Shareholder Meeting or a majority of the Fund’s outstanding shares, abstentions will be considered to be voting securities that are present and will have the effect of being counted as votes against the proposal.

Broker nonvotes are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Broker nonvotes are inapplicable for this Shareholder Meeting because shareholders are being asked to approve a single proposal for which brokers or nominees do not have discretionary voting power. Thus, if a broker or nominee does not receive instructions on how to vote, they will not submit an executed proxy card to the Fund. For shares of the Fund held in an Individual Retirement Account (“IRA”) or Coverdell education savings account (“ESA”) that is sponsored by T. Rowe Price Trust Company and for which T. Rowe Price Trust Company serves as custodian, T. Rowe Price Trust Company shall, without written direction from the investor, vote shares for which no voting instructions are timely received in the same proportion as shares for which voting instructions from other shareholders are timely received.

Can additional matters be acted upon at the Shareholder Meeting?

The management of the Funds knows of no other business that may come before the Shareholder Meeting. However, if any additional matters are properly presented at the Shareholder Meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.

Are the Funds required to hold an annual meeting of shareholders?

Under Maryland law, the Funds are not required to hold an annual meeting of shareholders. The Board has determined that it will take advantage of this Maryland law provision to avoid the significant expense associated with holding annual meetings, including legal, accounting, printing, and mailing fees incurred in preparing proxy materials. Accordingly, no annual meetings of shareholders shall be held in any year in which a meeting is not otherwise required to be held under the 1940 Act or Maryland law, unless the Board determines otherwise. However, special meetings of shareholders will be held in accordance with applicable law or when otherwise determined by the Board.

If a shareholder wishes to present a proposal to be included in a proxy statement for a subsequent shareholder meeting, the proposal must be submitted in writing and received by Fran Pollack-Matz, Secretary of the T. Rowe Price Funds, 100 East Pratt Street, Baltimore, Maryland 21202, within a reasonable time before the Fund begins to print and mail its proxy materials. The timely submission of a proposal does not guarantee its consideration at the meeting.

How are proxies delivered and votes recorded?

This Proxy Statement was mailed to some shareholders along with a proxy voting card and prepaid envelope. Some shareholders have chosen electronic delivery of T. Rowe Price Fund proxy statements and received an email with the information needed to view the proxy materials online, access their proxy card, and vote their shares. An electronic version of this Proxy Statement is available at www.proxy-direct.com/trp-31551.

You may cast your votes on the proxy card enclosed with this Proxy Statement and mail it in the accompanying prepaid envelope to Proxy Tabulator, P.O. Box 808002, Louisville, KY 40233-9893. As indicated on your proxy card, you may also vote your shares online at the Internet voting site, by calling the toll-free telephone number, or during the live webcast of the virtual Shareholder Meeting.

T. Rowe Price, on behalf of the Funds, has retained Computershare to manage the overall proxy campaign and to tabulate the votes. In addition, T. Rowe Price has arranged through Computershare to have votes recorded through the Internet or by telephone. The Internet and telephone voting procedures are reasonably designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Computershare is also responsible for assisting T. Rowe Price in determining whether quorum is achieved and whether sufficient votes are received to approve a proposal.

The SEC has adopted rules that permit investment companies, such as the T. Rowe Price Funds, and intermediaries to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Funds and their shareholders. Unless the Fund has received contrary instructions, only one copy of this Proxy Statement will be mailed to two or more shareholders who share an address. If you need additional copies, do not want your mailings to be householded, or would like to request a single copy if multiple copies are being received, please call 1-800-225-5132 or write us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

How can proxies be solicited?

Directors and officers of the Funds, or employees of T. Rowe Price (and its affiliates) may solicit proxies by mail, in-person, electronically (assuming that applicable requirements are met) or by telephone. In the event that votes are solicited by telephone, shareholders would be called at the telephone number T. Rowe Price has in its records for their accounts, and would be asked for certain identifying information, such as their address. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the Shareholder Meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, confirmation of the instructions is also mailed and a special toll-free number provided in case the information contained in the confirmation is incorrect.

To help ensure that sufficient shares of each Fund’s outstanding stock are represented at the Shareholder Meeting to permit approval of the proposals outlined in the Proxy Statement, the Funds may also use the solicitation services of Computershare to assist with the soliciting of proxies.

Who pays for the costs involved with the proxy?

For managing the proxy campaign, Computershare will receive a fee plus reimbursement for out-of-pocket expenses. Computershare will also receive fees in connection with the printing, preparing, assembling, mailing, and transmitting of proxy materials on behalf of the Fund, tabulating those votes that are received, and any solicitation by them of additional votes. The fees received by Computershare will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval. In addition to the fees paid to Computershare, securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. The total fees for the services of

Computershare for managing the proxy campaign for the Funds, including tabulation, printing, postage, solicitation services, and expenses associated with hosting the virtual Shareholder Meeting, are estimated to be approximately $79,000. In addition to the fees paid to Computershare for managing the proxy campaign, securities brokers, custodians, fiduciaries, and other persons holding shares of the Funds as nominees will be reimbursed, upon request, for their reasonable expenses incurred in connection with sending solicitation materials to the principals of the accounts. The total amount of such reimbursements are estimated to be approximately $125,000. Fees for professional services related to the proxy campaign (including legal expenses and audit expenses for the Funds) are estimated to be approximately $15,000. All costs of the Shareholder Meeting and the proxy campaign, including the use of Computershare, the reimbursement to brokers for solicitation and the preparation of proxy materials, and fees related to professional services, will be paid for by each Fund in proportion to its relative asset size at the time of the Shareholder Meeting.

GENERAL INFORMATION ABOUT THE FUND

Who are the Funds’ primary service providers?

T. Rowe Price serves as the investment adviser to the Funds and T. Rowe Price Investment Services, Inc. serves as the principal underwriter and distributor of the Funds. The address of each is 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe Price Services, Inc. serves as the Funds’ transfer agent and T. Rowe Price Retirement Plan Services, Inc. provides sub-transfer agency services to the Funds. The address of each is 4515 Painters Mill Road, Owings Mills, Maryland 21117.

Each of T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc. is a wholly owned subsidiary of T. Rowe Price.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian for the Fund.

What is the share ownership of the Funds?

The following table provides the number of shares of capital stock of each Fund outstanding and entitled to vote as of the record date. Each share is entitled to one vote, with fractional shares voting proportionally.

FUND	OUTSTANDING SHARES
Spectrum Diversified Equity	146,355,085.349
Spectrum Income	524,211,130.349
Spectrum International Equity	123,433,201.191

As of November 30, 2020, the executive officers and directors of the Funds, as a group, beneficially owned, directly or indirectly, less than 1% of the outstanding shares of the Funds.

Who are the principal holders of the Funds’ shares?

The following table sets forth the name and address of any persons who beneficially owned 5% or more of the outstanding shares of the Funds, as of November 30, 2020.

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
SPECTRUM INCOME FUND	MARYLAND COLLEGE INVESTMENT PLAN PORTFOLIO 2027 ATTN.: FUND ACCOUNTING 100 E. PRATT STREET, FLOOR 7 BALTIMORE MD 21202-1009 MARYLAND COLLEGE INVESTMENT PLAN PORTFOLIO 2024 ATTN.: FUND ACCOUNTING T. ROWE PRICE TRUST CO. INC. ATTN.: TRPS INST CONTROL DEPT PO BOX 17215 BALTIMORE MD 21297-1215	30,413,913.194 33,627,585.773 30,092,569.346	5.80 6.42 5.74
SPECTRUM INTERNATIONAL EQUITY FUND	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN.: MUTUAL FUND DEPT 211 MAIN STREET SAN FRANCISCO CA 94105-1905	18,537,027.142	15.02

EXHIBIT A

Comparison of Total Annual Operating Expenses

The Fees and Expenses Tables below describe the fees and expenses you may pay if you buy and hold shares of a Fund. The Fees and Expenses Table compares (i) the total annual operating expenses of each Fund’s Investor Class as reflected in the Fund’s audited financial statements for the semiannual fiscal period ended June 30, 2020, and (ii) pro forma estimates of the total annual operating expenses of each Fund’s Investor Class assuming that the New IMA had been in place for the semiannual fiscal period ended June 30, 2020.

Pro forma expenses should not be considered an actual representation of future expenses. Such pro forma expense levels project anticipated levels but actual expenses may be greater or less than those shown.

Following the fee tables are tables that estimate the costs of a $10,000 investment. The pro forma figures assume the same expenses as those shown in the fee tables.

Fees and Expenses of the Spectrum Diversified Equity Fund (formerly called Spectrum Growth Fund)

	Investor Class*	Pro Forma
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	$20[a]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	—%	0.73%

Distribution and service (12b-1) fees	—	—

Other expenses	—	—

Acquired fund fees and expenses	0.74	—

Total annual fund operating expenses	0.74	0.73

* While the fund itself charges no management fee, it will indirectly bear its pro-rata share of the expenses of the underlying T. Rowe Price funds in which it invests (acquired funds). The acquired funds are expected to bear the operating expenses of the fund.

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Investor Class	$76	$237	$411	$918
Pro Forma	75	233	406	906

Fees and Expenses of the Spectrum Income Fund

	Investor Class*	Pro Forma
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	$20[a]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	—%	0.62%

Distribution and service (12b-1) fees	—	—

Other expenses	—	—

Acquired fund fees and expenses	0.65	—

Total annual fund operating expenses	0.65	0.62

* While the fund itself charges no management fee, it will indirectly bear its pro-rata share of the expenses of the underlying T. Rowe Price funds in which it invests (acquired funds). The acquired funds are expected to bear the operating expenses of the fund.

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Investor Class	$66	$208	$362	$810
Pro Forma	63	199	346	774

Fees and Expenses of the Spectrum International Equity Fund (formerly called Spectrum International Fund)

	Investor Class*	Pro Forma
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	$20[a]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	—%	0.89%

Distribution and service (12b-1) fees	—	—

Other expenses	—	—

Acquired fund fees and expenses	0.92	—

Total annual fund operating expenses	0.92	0.89

* While the fund itself charges no management fee, it will indirectly bear its pro-rata share of the expenses of the underlying T. Rowe Price funds in which it invests (acquired funds). The acquired funds are expected to bear the operating expenses of the fund.

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Investor Class	$94	$293	$509	$1,131
Pro Forma	91	284	493	1,096

EXHIBIT B

AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

Between

T. ROWE PRICE SPECTRUM FUND, INC.

and

T. ROWE PRICE ASSOCIATES, INC.

 This INVESTMENT MANAGEMENT AGREEMENT, made as of the [day] of [month], 2021, by and between T. ROWE PRICE SPECTRUM FUND, INC. (the “Corporation”), a corporation organized and existing under the laws of the State of Maryland, and T. ROWE PRICE ASSOCIATES, INC. (the “Manager”), a corporation organized and existing under the laws of the State of Maryland.

W I T N E S S E T H:

 WHEREAS, the Corporation is engaged in business as an open-end management investment company and is registered as such under the federal Investment Company Act of 1940, as amended (the “Act”); and

 WHEREAS, the Corporation is authorized to issue shares of capital stock (“Shares”) in the T. Rowe Price Spectrum Diversified Equity Fund (the “Fund”), a separate series of the Corporation whose Shares represent interests in a separate portfolio of securities and other assets (“Fund Shares”), and is also authorized to issue separate classes of the Fund; and

 WHEREAS, the Manager is engaged principally in the business of rendering investment services and is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended; and

 WHEREAS, the Fund desires the Manager to render investment supervisory services to the Fund in the manner and on the terms and conditions hereinafter set forth;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

 1. Duties and Responsibilities of Manager.

  A. Investment Management Services. The Manager shall act as investment manager and shall supervise and direct the investments of the Fund in accordance with the Fund’s investment objective, program and restrictions as provided in the Fund’s prospectus, as amended from time to time, and such other limitations as the Corporation may impose by notice in writing to the Manager. The Manager shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with its investment objective. In furtherance of this duty, the Manager, as agent and attorney-in-fact with respect to the Corporation, is authorized, in its discretion and without prior consultation with the Corporation, to:

   (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets;

   (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters, or issuers as the Manager may select; and

   (3) vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations with respect to the securities in which the Corporation’s assets may be invested provided such materials have been forwarded to the Manager in a timely fashion by the Corporation’s custodian.

  B. Financial, Accounting, and Administrative Services. The Manager shall maintain the existence and records of the Corporation; maintain the registrations and qualifications of Fund Shares under federal and state law; monitor the financial, accounting, and administrative functions of the Fund; maintain liaison with the various agents employed for the benefit of the Fund by the Corporation (including the Corporation’s transfer agent, custodian, independent accountants, and legal counsel) and assist in the coordination of their activities on behalf of the Fund.

  C. Reports to Fund. The Manager shall furnish to or place at the disposal of the Corporation or Fund, as appropriate, such information, reports, evaluations, analyses, and opinions as they may, at any time or from time to time, reasonably request or as the Manager may deem helpful to the Fund.

  D. Reports and Other Communications to Fund Shareholders. The Manager shall assist in developing all general shareholder communications, including regular shareholder reports.

  E. Fund Personnel. The Manager agrees to permit individuals who are officers or employees of the Manager to serve (if duly elected or appointed) as officers, directors, members of any committee of directors, members of any advisory board, or members of any other committee of the Corporation, without remuneration or other cost to the Fund or the Corporation.

  F. Personnel, Office Space, and Facilities of Manager. The Manager at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as the Manager requires in the performance of its investment advisory and other obligations under this Agreement.

 2. Allocation of Expenses.

  The Manager shall pay all of the Fund’s expenses, with the following exceptions:

  (1) Interest and Borrowing Expenses. Any interest expenses and other charges in connection with borrowing money, including line of credit and other loan commitment fees;

  (2) Taxes. All taxes or governmental fees payable by or in respect of the Fund to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

  (3) Brokerage Commissions. All brokerage fees and commissions (including dealer markups and spreads), transfer taxes, and other charges incident to the purchase, sale, or lending of the Fund’s portfolio securities and other holdings;

  (4) Nonrecurring and Extraordinary Expenses. Such nonrecurring or extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its officers, directors, shareholders, distributors and agents.

  (5) Acquired Fund Fees and Expenses. Any acquired fund fees and expenses associated with investments in other investment companies.

  (6) Any Plan Adopted Pursuant to Rule 12b-1 Under the Act. All expenses and other charges in connection with the provisions of any plan adopted pursuant to Rule 12b-1 under the Act.

 3. Management Fee. The Fund shall pay the Manager a fee computed as follows, based on the value of the net assets of the Fund:

  A Fee Rate. Each share class of the Fund will pay a management fee at the annual rate set forth below:

Share Class	Fee Rate
Investor Class	0.73%
I Class	0.58%

  B. Method of Computation. The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Manager. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in subparagraph (a) of this Paragraph 3, and multiplying this product by the net assets of the Fund as determined in accordance with the Fund’s prospectus as of the close of business on the previous business day on which the Fund was open for business.

  C. Proration of Fee. If this Agreement becomes effective or terminates before the end of any month, the Fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

  D.  Additional Classes. In the event that the Board of Directors determines the Fund shall issue any additional classes of shares, the Corporation and the Investment Manager may enter into an addendum setting forth the name of the class(es), the applicable fee rate for each class, and such other terms and conditions as are applicable to the management of such class(es).

 4. Shareholder Account Fee. The Corporation, on behalf of the Fund, by resolution of the board of directors, including a majority of the independent directors, may from time to time authorize the imposition of a fee as a direct charge against shareholder accounts to be retained by the Fund or to be paid to the Manager to defray expenses which would otherwise be paid by the Manager in accordance with the provisions of Paragraph 2 of this Agreement. At least 60 days’ prior written notice of the intent to impose such fee must be given to the Fund’s shareholders.

 5. Brokerage. Subject to the approval of the board of directors, the Manager, in carrying out its duties under Paragraph 1.A., may cause the Corporation, with respect to the Fund, to pay a broker-dealer which furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “’34 Act”), a higher commission than that which might be charged by another broker-dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Manager with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the ’34 Act).

 6. Manager’s Use of the Services of Others. The Manager may (at its cost except as contemplated by Paragraph 5 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Manager or the Corporation or Fund, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Manager may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Corporation or Fund, as appropriate, or in the discharge of Manager’s overall responsibilities with respect to the other accounts which it serves as investment manager. The Manager may fully or partially delegate its duties as defined in this Agreement to a registered investment adviser (a “Subadviser”) provided the agreement between the Manager and Subadviser is approved by the Board of Directors of the

Fund, and such delegation is consistent with the Act and any interpretations thereunder. The Subadviser may fully or partially delegate its duties as defined in any subadvisory agreements to another registered investment adviser (the “Delegate”), if such delegation is approved by the Board of Directors of the Fund, and such delegation is consistent with the Act and any interpretations thereunder. In connection with the delegation, the Delegate or Subadviser may be compensated from the advisory fees paid to the Manager under this Agreement. Although the fees and services under this Agreement may be transferred between the Manager, Subadviser and the Delegate, the fees and services will be limited to those specifically described in this Agreement and any investment sub-advisory agreements on behalf of the Fund.

 7. Ownership of Records. All records required to be maintained and preserved by the Corporation or Fund pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Manager on behalf of the Corporation or Fund, as appropriate, are the property of the Corporation or Fund, as appropriate, and will be surrendered by the Manager promptly on request by the Corporation or Fund, as appropriate.

 8. Reports to Manager. The Corporation or Fund, as appropriate, shall furnish or otherwise make available to the Manager such prospectuses, financial statements, proxy statements, reports, and other information relating to the business and affairs of the Corporation or Fund, as appropriate, as the Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

 9. Services to Other Clients. Nothing herein contained shall limit the freedom of the Manager or any affiliated person of the Manager to render investment supervisory and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms or corporations, or to engage in other business activities; but so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect or until the Manager shall otherwise consent, the Manager shall be the only investment manager to the Fund.

 10. Limitation of Liability of Manager. Neither the Manager nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Corporation or Fund (at the direction or request of the Manager) or the Manager in connection with the Manager’s discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Corporation or Fund in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Corporation or Fund or from reckless disregard by the Manager or any such person of the duties of the Manager under this Agreement.

 11. Use of Manager’s Name. The Corporation or Fund may use the name “T. Rowe Price Spectrum Fund, Inc.” and “T. Rowe Price Spectrum Diversified Equity Fund,” or any other name derived from the name of “T. Rowe Price” only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Manager as investment manager. At such time as this Agreement or any extension, renewal, or amendment hereof, or such other similar agreement shall no longer be in effect, the Corporation or Fund will (by corporate action, if necessary) cease to use any name derived from the name “T. Rowe Price,” any name similar thereto or any other name indicating that it is advised by or otherwise connected with the Manager, or with any organization which shall have succeeded to the Manager’s business as investment manager.

 12. Term of Agreement. The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect through April 30, 2022. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as: (a) such continuation shall be specifically approved at least annually by the board of directors of the Corporation or by vote of a majority of the outstanding voting securities of the Fund and, concurrently with such approval by the board of directors or prior to such approval by the holders of the outstanding voting securities of the Fund, as the case may be, by the vote, cast in the manner required pursuant to the 1940 Act (subject to any exemption granted by the SEC), at a meeting called for the purpose of voting on such approval, of a majority of the directors of the Corporation, with respect to the Fund, who are not parties to this Agreement or interested persons of any such party; and (b) the Manager shall not have notified the Corporation, in writing, at least 60 days prior to April 30, 2022 or prior to April 30th of any year thereafter, that it does not desire such continuation. The Manager shall furnish to the Corporation, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

 13. Amendment and Assignment of Agreement. This Agreement shall automatically and immediately terminate in the event of its assignment. This Agreement may not be amended except pursuant to a written instrument executed on behalf of both parties. In the case of the Fund, approval of any such amendment shall be by resolution of a majority of the directors who are not parties to this Agreement or interested persons of any such party, and, if required by the 1940 Act, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

 14. Termination of Agreement. This Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days’ prior notice in writing to the other party; provided, that in the case of termination by the Corporation, with respect to the Fund, such action shall have been authorized by resolution of a majority of the directors of the Corporation who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund.

 15. Miscellaneous.

  A. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

  B. Interpretation. Nothing herein contained shall be deemed to require the Corporation to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the board of directors of the Corporation of its responsibility for and control of the conduct of the affairs of the Fund.

  C. Counterparts; Electronically Transmitted Documents and Signatures. The parties may execute this Agreement in one or more counterparts, each of which are deemed an original and all of which together constitute one and the same instrument. The parties may deliver this Agreement, including signature pages, by original or digital signatures, or facsimile or emailed PDF transmissions, and the parties hereby adopt any documents so received as original and having the same effect as physical delivery of paper documents bearing the original signature.

  D. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Act. As used in this agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized signatories as of the day and year first above written.

Attest:	T. ROWE PRICE SPECTRUM FUND, INC.
______________________ Shannon Hofher Rauser, Assistant Secretary	By: ______________________ David Oestreicher, Executive Vice President

Attest:	T. ROWE PRICE ASSOCIATES, INC.
______________________ Kathryn E. Reilly, Assistant Secretary	By: ______________________ Fran Pollack-Matz, Vice President

AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

Between

T. ROWE PRICE SPECTRUM FUND, INC.

and

T. ROWE PRICE ASSOCIATES, INC.

 This INVESTMENT MANAGEMENT AGREEMENT, made as of the [day] of [month], 2021, by and between T. ROWE PRICE SPECTRUM FUND, INC. (the “Corporation”), a corporation organized and existing under the laws of the State of Maryland, and T. ROWE PRICE ASSOCIATES, INC. (the “Manager”), a corporation organized and existing under the laws of the State of Maryland.

W I T N E S S E T H:

 WHEREAS, the Corporation is engaged in business as an open-end management investment company and is registered as such under the federal Investment Company Act of 1940, as amended (the “Act”); and

 WHEREAS, the Corporation is authorized to issue shares of capital stock (“Shares”) in the T. Rowe Price Spectrum Income Fund (the “Fund”), a separate series of the Corporation whose Shares represent interests in a separate portfolio of securities and other assets (“Fund Shares”), and is also authorized to issue separate classes of the Fund; and

 WHEREAS, the Manager is engaged principally in the business of rendering investment services and is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended; and

 WHEREAS, the Fund desires the Manager to render investment supervisory services to the Fund in the manner and on the terms and conditions hereinafter set forth;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

 1. Duties and Responsibilities of Manager.

  A. Investment Management Services. The Manager shall act as investment manager and shall supervise and direct the investments of the Fund in accordance with the Fund’s investment objective, program and restrictions as provided in the Fund’s prospectus, as amended from time to time, and such other limitations as the Corporation may impose by notice in writing to the Manager. The Manager shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with its investment objective. In furtherance of this duty, the Manager, as agent and attorney-in-fact with respect to the Corporation, is authorized, in its discretion and without prior consultation with the Corporation, to:

   (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets;

   (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters, or issuers as the Manager may select; and

   (3) vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations with respect to the securities in which the Corporation’s assets may be invested provided such materials have been forwarded to the Manager in a timely fashion by the Corporation’s custodian.

  B. Financial, Accounting, and Administrative Services. The Manager shall maintain the existence and records of the Corporation; maintain the registrations and qualifications of Fund Shares under federal and state law; monitor the financial, accounting, and administrative functions of the Fund; maintain liaison with the various agents employed for the benefit of the Fund by the Corporation (including the Corporation’s transfer agent, custodian, independent accountants, and legal counsel) and assist in the coordination of their activities on behalf of the Fund.

  C. Reports to Fund. The Manager shall furnish to or place at the disposal of the Corporation or Fund, as appropriate, such information, reports, evaluations, analyses, and opinions as they may, at any time or from time to time, reasonably request or as the Manager may deem helpful to the Fund.

  D. Reports and Other Communications to Fund Shareholders. The Manager shall assist in developing all general shareholder communications, including regular shareholder reports.

  E. Fund Personnel. The Manager agrees to permit individuals who are officers or employees of the Manager to serve (if duly elected or appointed) as officers, directors, members of any committee of directors, members of any advisory board, or members of any other committee of the Corporation, without remuneration or other cost to the Fund or the Corporation.

  F. Personnel, Office Space, and Facilities of Manager. The Manager at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as the Manager requires in the performance of its investment advisory and other obligations under this Agreement.

 2. Allocation of Expenses.

  The Manager shall pay all of the Fund’s expenses, with the following exceptions:

  (1) Interest and Borrowing Expenses. Any interest expenses and other charges in connection with borrowing money, including line of credit and other loan commitment fees;

  (2) Taxes. All taxes or governmental fees payable by or in respect of the Fund to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

  (3) Brokerage Commissions. All brokerage fees and commissions (including dealer markups and spreads), transfer taxes, and other charges incident to the purchase, sale, or lending of the Fund’s portfolio securities and other holdings;

  (4) Nonrecurring and Extraordinary Expenses. Such nonrecurring or extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its officers, directors, shareholders, distributors and agents.

  (5) Acquired Fund Fees and Expenses. Any acquired fund fees and expenses associated with investments in other investment companies.

  (6) Any Plan Adopted Pursuant to Rule 12b-1 Under the Act. All expenses and other charges in connection with the provisions of any plan adopted pursuant to Rule 12b-1 under the Act.

 3. Management Fee. The Fund shall pay the Manager a fee computed as follows, based on the value of the net assets of the Fund:

  A Fee Rate. Each share class of the Fund will pay a management fee at the annual rate set forth below:

Share Class	Fee Rate
Investor Class	0.62%
I Class	0.47%

  B. Method of Computation. The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Manager. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in subparagraph (a) of this Paragraph 3, and multiplying this product by the net assets of the Fund as determined in accordance with the Fund’s prospectus as of the close of business on the previous business day on which the Fund was open for business.

  C. Proration of Fee. If this Agreement becomes effective or terminates before the end of any month, the Fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

  D.  Additional Classes. In the event that the Board of Directors determines the Fund shall issue any additional classes of shares, the Corporation and the Investment Manager may enter into an addendum setting forth the name of the class(es), the applicable fee rate for each class, and such other terms and conditions as are applicable to the management of such class(es).

 4. Shareholder Account Fee. The Corporation, on behalf of the Fund, by resolution of the board of directors, including a majority of the independent directors, may from time to time authorize the imposition of a fee as a direct charge against shareholder accounts to be retained by the Fund or to be paid to the Manager to defray expenses which would otherwise be paid by the Manager in accordance with the provisions of Paragraph 2 of this Agreement. At least 60 days’ prior written notice of the intent to impose such fee must be given to the Fund’s shareholders.

 5. Brokerage. Subject to the approval of the board of directors, the Manager, in carrying out its duties under Paragraph 1.A., may cause the Corporation, with respect to the Fund, to pay a broker-dealer which furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “’34 Act”), a higher commission than that which might be charged by another broker-dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Manager with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the ’34 Act).

 6. Manager’s Use of the Services of Others. The Manager may (at its cost except as contemplated by Paragraph 5 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Manager or the Corporation or Fund, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Manager may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Corporation or Fund, as appropriate, or in the discharge of Manager’s overall responsibilities with respect to the other accounts which it serves as investment manager. The Manager may fully or partially delegate its duties as defined in this Agreement to a registered investment adviser (a “Subadviser”) provided the agreement between the Manager and Subadviser is approved by the Board of Directors of the

Fund, and such delegation is consistent with the Act and any interpretations thereunder. The Subadviser may fully or partially delegate its duties as defined in any subadvisory agreements to another registered investment adviser (the “Delegate”), if such delegation is approved by the Board of Directors of the Fund, and such delegation is consistent with the Act and any interpretations thereunder. In connection with the delegation, the Delegate or Subadviser may be compensated from the advisory fees paid to the Manager under this Agreement. Although the fees and services under this Agreement may be transferred between the Manager, Subadviser and the Delegate, the fees and services will be limited to those specifically described in this Agreement and any investment sub-advisory agreements on behalf of the Fund.

 7. Ownership of Records. All records required to be maintained and preserved by the Corporation or Fund pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Manager on behalf of the Corporation or Fund, as appropriate, are the property of the Corporation or Fund, as appropriate, and will be surrendered by the Manager promptly on request by the Corporation or Fund, as appropriate.

 8. Reports to Manager. The Corporation or Fund, as appropriate, shall furnish or otherwise make available to the Manager such prospectuses, financial statements, proxy statements, reports, and other information relating to the business and affairs of the Corporation or Fund, as appropriate, as the Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

 9. Services to Other Clients. Nothing herein contained shall limit the freedom of the Manager or any affiliated person of the Manager to render investment supervisory and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms or corporations, or to engage in other business activities; but so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect or until the Manager shall otherwise consent, the Manager shall be the only investment manager to the Fund.

 10. Limitation of Liability of Manager. Neither the Manager nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Corporation or Fund (at the direction or request of the Manager) or the Manager in connection with the Manager’s discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Corporation or Fund in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Corporation or Fund or from reckless disregard by the Manager or any such person of the duties of the Manager under this Agreement.

 11. Use of Manager’s Name. The Corporation or Fund may use the name “T. Rowe Price Spectrum Fund, Inc.” and “T. Rowe Price Spectrum Income Fund,” or any other name derived from the name of “T. Rowe Price” only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Manager as investment manager. At such time as this Agreement or any extension, renewal, or amendment hereof, or such other similar agreement shall no longer be in effect, the Corporation or Fund will (by corporate action, if necessary) cease to use any name derived from the name “T. Rowe Price,” any name similar thereto or any other name indicating that it is advised by or otherwise connected with the Manager, or with any organization which shall have succeeded to the Manager’s business as investment manager.

 12. Term of Agreement. The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect through April 30, 2022. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as: (a) such continuation shall be specifically approved at least annually by the board of directors of the Corporation or by vote of a majority of the outstanding voting securities of the Fund and, concurrently with such approval by the board of directors or prior to such approval by the holders of the outstanding voting securities of the Fund, as the case may be, by the vote, cast in the manner required pursuant to the 1940 Act (subject to any exemption granted by the SEC), at a meeting called for the purpose of voting on such approval, of a majority of the directors of the Corporation, with respect to the Fund, who are not parties to this Agreement or interested persons of any such party; and (b) the Manager shall not have notified the Corporation, in writing, at least 60 days prior to April 30, 2022 or prior to April 30th of any year thereafter, that it does not desire such continuation. The Manager shall furnish to the Corporation, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

 13. Amendment and Assignment of Agreement. This Agreement shall automatically and immediately terminate in the event of its assignment. This Agreement may not be amended except pursuant to a written instrument executed on behalf of both parties. In the case of the Fund, approval of any such amendment shall be by resolution of a majority of the directors who are not parties to this Agreement or interested persons of any such party, and, if required by the 1940 Act, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

 14. Termination of Agreement. This Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days’ prior notice in writing to the other party; provided, that in the case of termination by the Corporation, with respect to the Fund, such action shall have been authorized by resolution of a majority of the directors of the Corporation who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund.

 15. Miscellaneous.

  A. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

  B. Interpretation. Nothing herein contained shall be deemed to require the Corporation to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the board of directors of the Corporation of its responsibility for and control of the conduct of the affairs of the Fund.

  C. Counterparts; Electronically Transmitted Documents and Signatures. The parties may execute this Agreement in one or more counterparts, each of which are deemed an original and all of which together constitute one and the same instrument. The parties may deliver this Agreement, including signature pages, by original or digital signatures, or facsimile or emailed PDF transmissions, and the parties hereby adopt any documents so received as original and having the same effect as physical delivery of paper documents bearing the original signature.

  D. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Act. As used in this agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized signatories as of the day and year first above written.

Attest:	T. ROWE PRICE SPECTRUM FUND, INC.
______________________ Shannon Hofher Rauser, Assistant Secretary	By: ______________________ David Oestreicher, Executive Vice President

Attest:	T. ROWE PRICE ASSOCIATES, INC.
______________________ Kathryn E. Reilly, Assistant Secretary	By: ______________________ Fran Pollack-Matz, Vice President

AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

Between

T. ROWE PRICE SPECTRUM FUND, INC.

and

T. ROWE PRICE ASSOCIATES, INC.

 This INVESTMENT MANAGEMENT AGREEMENT, made as of the [day] of [month], 2021, by and between T. ROWE PRICE SPECTRUM FUND, INC. (the “Corporation”), a corporation organized and existing under the laws of the State of Maryland, and T. ROWE PRICE ASSOCIATES, INC. (the “Manager”), a corporation organized and existing under the laws of the State of Maryland.

W I T N E S S E T H:

 WHEREAS, the Corporation is engaged in business as an open-end management investment company and is registered as such under the federal Investment Company Act of 1940, as amended (the “Act”); and

 WHEREAS, the Corporation is authorized to issue shares of capital stock (“Shares”) in the T. Rowe Price Spectrum International Equity Fund (the “Fund”), a separate series of the Corporation whose Shares represent interests in a separate portfolio of securities and other assets (“Fund Shares”), and is also authorized to issue separate classes of the Fund; and

 WHEREAS, the Manager is engaged principally in the business of rendering investment services and is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended; and

 WHEREAS, the Fund desires the Manager to render investment supervisory services to the Fund in the manner and on the terms and conditions hereinafter set forth;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

 1. Duties and Responsibilities of Manager.

  A. Investment Management Services. The Manager shall act as investment manager and shall supervise and direct the investments of the Fund in accordance with the Fund’s investment objective, program and restrictions as provided in the Fund’s prospectus, as amended from time to time, and such other limitations as the Corporation may impose by notice in writing to the Manager. The Manager shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with its investment objective. In furtherance of this duty, the Manager, as agent and attorney-in-fact with respect to the Corporation, is authorized, in its discretion and without prior consultation with the Corporation, to:

   (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets;

   (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters, or issuers as the Manager may select; and

   (3) vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations with respect to the securities in which the Corporation’s assets may be invested provided such materials have been forwarded to the Manager in a timely fashion by the Corporation’s custodian.

  B. Financial, Accounting, and Administrative Services. The Manager shall maintain the existence and records of the Corporation; maintain the registrations and qualifications of Fund Shares under federal and state law; monitor the financial, accounting, and administrative functions of the Fund; maintain liaison with the various agents employed for the benefit of the Fund by the Corporation (including the Corporation’s transfer agent, custodian, independent accountants, and legal counsel) and assist in the coordination of their activities on behalf of the Fund.

  C. Reports to Fund. The Manager shall furnish to or place at the disposal of the Corporation or Fund, as appropriate, such information, reports, evaluations, analyses, and opinions as they may, at any time or from time to time, reasonably request or as the Manager may deem helpful to the Fund.

  D. Reports and Other Communications to Fund Shareholders. The Manager shall assist in developing all general shareholder communications, including regular shareholder reports.

  E. Fund Personnel. The Manager agrees to permit individuals who are officers or employees of the Manager to serve (if duly elected or appointed) as officers, directors, members of any committee of directors, members of any advisory board, or members of any other committee of the Corporation, without remuneration or other cost to the Fund or the Corporation.

  F. Personnel, Office Space, and Facilities of Manager. The Manager at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as the Manager requires in the performance of its investment advisory and other obligations under this Agreement.

 2. Allocation of Expenses.

  The Manager shall pay all of the Fund’s expenses, with the following exceptions:

  (1) Interest and Borrowing Expenses. Any interest expenses and other charges in connection with borrowing money, including line of credit and other loan commitment fees;

  (2) Taxes. All taxes or governmental fees payable by or in respect of the Fund to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

  (3) Brokerage Commissions. All brokerage fees and commissions (including dealer markups and spreads), transfer taxes, and other charges incident to the purchase, sale, or lending of the Fund’s portfolio securities and other holdings;

  (4) Nonrecurring and Extraordinary Expenses. Such nonrecurring or extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its officers, directors, shareholders, distributors and agents.

  (5) Acquired Fund Fees and Expenses. Any acquired fund fees and expenses associated with investments in other investment companies.

  (6) Any Plan Adopted Pursuant to Rule 12b-1 Under the Act. All expenses and other charges in connection with the provisions of any plan adopted pursuant to Rule 12b-1 under the Act.

 3. Management Fee. The Fund shall pay the Manager a fee computed as follows, based on the value of the net assets of the Fund:

  A. Fee Rate. Each share class of the Fund will pay a management fee at the annual rate set forth below:

Share Class	Fee Rate
Investor Class	0.89%
I Class	0.74%

  B. Method of Computation. The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Manager. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in subparagraph (a) of this Paragraph 3, and multiplying this product by the net assets of the Fund as determined in accordance with the Fund’s prospectus as of the close of business on the previous business day on which the Fund was open for business.

  C. Proration of Fee. If this Agreement becomes effective or terminates before the end of any month, the Fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

  D.  Additional Classes. In the event that the Board of Directors determines the Fund shall issue any additional classes of shares, the Corporation and the Investment Manager may enter into an addendum setting forth the name of the class(es), the applicable fee rate for each class, and such other terms and conditions as are applicable to the management of such class(es).

 4. Shareholder Account Fee. The Corporation, on behalf of the Fund, by resolution of the board of directors, including a majority of the independent directors, may from time to time authorize the imposition of a fee as a direct charge against shareholder accounts to be retained by the Fund or to be paid to the Manager to defray expenses which would otherwise be paid by the Manager in accordance with the provisions of Paragraph 2 of this Agreement. At least 60 days’ prior written notice of the intent to impose such fee must be given to the Fund’s shareholders.

 5. Brokerage. Subject to the approval of the board of directors, the Manager, in carrying out its duties under Paragraph 1.A., may cause the Corporation, with respect to the Fund, to pay a broker-dealer which furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “’34 Act”), a higher commission than that which might be charged by another broker-dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Manager with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the ’34 Act).

 6. Manager’s Use of the Services of Others. The Manager may (at its cost except as contemplated by Paragraph 5 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Manager or the Corporation or Fund, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Manager may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Corporation or Fund, as appropriate, or in the discharge of Manager’s overall responsibilities with respect to the other accounts which it serves as investment manager. The Manager may fully or partially delegate its duties as defined in this Agreement to a registered investment adviser (a “Subadviser”) provided the agreement between the Manager and Subadviser is approved by the Board of Directors of the

Fund, and such delegation is consistent with the Act and any interpretations thereunder. The Subadviser may fully or partially delegate its duties as defined in any subadvisory agreements to another registered investment adviser (the “Delegate”), if such delegation is approved by the Board of Directors of the Fund, and such delegation is consistent with the Act and any interpretations thereunder. In connection with the delegation, the Delegate or Subadviser may be compensated from the advisory fees paid to the Manager under this Agreement. Although the fees and services under this Agreement may be transferred between the Manager, Subadviser and the Delegate, the fees and services will be limited to those specifically described in this Agreement and any investment sub-advisory agreements on behalf of the Fund.

 7. Ownership of Records. All records required to be maintained and preserved by the Corporation or Fund pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Manager on behalf of the Corporation or Fund, as appropriate, are the property of the Corporation or Fund, as appropriate, and will be surrendered by the Manager promptly on request by the Corporation or Fund, as appropriate.

 8. Reports to Manager. The Corporation or Fund, as appropriate, shall furnish or otherwise make available to the Manager such prospectuses, financial statements, proxy statements, reports, and other information relating to the business and affairs of the Corporation or Fund, as appropriate, as the Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

 9. Services to Other Clients. Nothing herein contained shall limit the freedom of the Manager or any affiliated person of the Manager to render investment supervisory and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms or corporations, or to engage in other business activities; but so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect or until the Manager shall otherwise consent, the Manager shall be the only investment manager to the Fund.

 10. Limitation of Liability of Manager. Neither the Manager nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Corporation or Fund (at the direction or request of the Manager) or the Manager in connection with the Manager’s discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Corporation or Fund in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Corporation or Fund or from reckless disregard by the Manager or any such person of the duties of the Manager under this Agreement.

 11. Use of Manager’s Name. The Corporation or Fund may use the name “T. Rowe Price Spectrum Fund, Inc.” and “T. Rowe Price Spectrum International Equity Fund,” or any other name derived from the name of “T. Rowe Price” only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Manager as investment manager. At such time as this Agreement or any extension, renewal, or amendment hereof, or such other similar agreement shall no longer be in effect, the Corporation or Fund will (by corporate action, if necessary) cease to use any name derived from the name “T. Rowe Price,” any name similar thereto or any other name indicating that it is advised by or otherwise connected with the Manager, or with any organization which shall have succeeded to the Manager’s business as investment manager.

 12. Term of Agreement. The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect through April 30, 2022. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as: (a) such continuation shall be specifically approved at least annually by the board of directors of the Corporation or by vote of a majority of the outstanding voting securities of the Fund and, concurrently with such approval by the board of directors or prior to such approval by the holders of the outstanding voting securities of the Fund, as the case may be, by the vote, cast in the manner required pursuant to the 1940 Act (subject to any exemption granted by the SEC), at a meeting called for the purpose of voting on such approval, of a majority of the directors of the Corporation, with respect to the Fund, who are not parties to this Agreement or interested persons of any such party; and (b) the Manager shall not have notified the Corporation, in writing, at least 60 days prior to April 30, 2022 or prior to April 30th of any year thereafter, that it does not desire such continuation. The Manager shall furnish to the Corporation, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

 13. Amendment and Assignment of Agreement. This Agreement shall automatically and immediately terminate in the event of its assignment. This Agreement may not be amended except pursuant to a written instrument executed on behalf of both parties. In the case of the Fund, approval of any such amendment shall be by resolution of a majority of the directors who are not parties to this Agreement or interested persons of any such party, and, if required by the 1940 Act, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

 14. Termination of Agreement. This Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days’ prior notice in writing to the other party; provided, that in the case of termination by the Corporation, with respect to the Fund, such action shall have been authorized by resolution of a majority of the directors of the Corporation who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund.

 15. Miscellaneous.

  A. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

  B. Interpretation. Nothing herein contained shall be deemed to require the Corporation to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the board of directors of the Corporation of its responsibility for and control of the conduct of the affairs of the Fund.

  C. Counterparts; Electronically Transmitted Documents and Signatures. The parties may execute this Agreement in one or more counterparts, each of which are deemed an original and all of which together constitute one and the same instrument. The parties may deliver this Agreement, including signature pages, by original or digital signatures, or facsimile or emailed PDF transmissions, and the parties hereby adopt any documents so received as original and having the same effect as physical delivery of paper documents bearing the original signature.

  D. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Act. As used in this agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized signatories as of the day and year first above written.

Attest:	T. ROWE PRICE SPECTRUM FUND, INC.
______________________ Shannon Hofher Rauser, Assistant Secretary	By: ______________________ David Oestreicher, Executive Vice President

Attest:	T. ROWE PRICE ASSOCIATES, INC.
______________________ Kathryn E. Reilly, Assistant Secretary	By: ______________________ Fran Pollack-Matz, Vice President

C00-056 1/4/21

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following Website: http://www.meetingcenter.io/214390406 on February 10, 2021 at 8:00 a.m. Eastern Time.

To participate in the Virtual Meeting, enter the
14-digit control number from the shaded box
on this card. The Password for this meeting
is TRPS2021.

Please detach at perforation before mailing.

T. ROWE PRICE FUNDS

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 10, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

By my signature on the reverse side, I appoint Fran Pollack-Matz and David Oestreicher as proxies to vote all the shares of T. Rowe Price Spectrum Diversified Equity Fund, T. Rowe Price Spectrum Income Fund, and T. Rowe Price Spectrum International Equity Fund, each a “Fund” and, collectively the “Funds”, that I am entitled to vote at the Joint Special Meeting of Shareholders to be held virtually at the following Website: http://www.meetingcenter.io/214390406 on February 10, 2021, at 8:00 a.m., Eastern time, and at any adjournments of the meeting. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. The password for this meeting is TRPS2021. Ms. Pollack-Matz and Mr. Oestreicher may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Ms. Pollack-Matz and Mr. Oestreicher to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. The proxies will vote any other matters that arise at the meeting in accordance with their best judgment. I acknowledge receipt of the Fund Notice of Joint Special Meeting of Shareholders and the Joint Proxy Statement. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL. Please refer to the Joint Proxy Statement for more information about attending the Virtual Meeting.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

TRP_31551_111120

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

xxxxxxxxxxxxxx code

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Shareholder Meeting to be held virtually on February 10, 2021.

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/trp-31551

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

FUND FUND FUND

T. Rowe Price Spectrum Diversified Equity Fund T. Rowe Price Spectrum Income Fund T. Rowe Price Spectrum International Equity Fund

Please detach at perforation before mailing.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:

A. Proposal THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

1. To approve an amended and restated investment management agreement for each Fund.

 FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

01 T. Rowe Price Spectrum Diversified Equity Fund ☐ ☐ ☐ 02 T. Rowe Price Spectrum Income Fund ☐ ☐  ☐

03 T. Rowe Price Spectrum International Equity Fund ☐ ☐ ☐

2. To transact such other business as may properly come before the Shareholder Meeting and any adjournments thereof.

B. Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

 Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /
Scanner bar code
xxxxxxxxxxxxxx	TRP1 31551	M xxxxxxxx

Vote Your Shares Today - T. Rowe Price Funds Special Meeting of Shareholders

Log in to your account

Dear Shareholder:

Thank you for choosing electronic delivery of your T. Rowe Price Fund(s) documents. You are receiving this email because you consented to receive your proxy materials online. This email provides the information you will need to view the proxy materials online, access your proxy card, and vote your shares.

A Special Shareholder Meeting of the T. Rowe Price Spectrum Diversified Equity Fund, T. Rowe Price Spectrum Income Fund, and T. Rowe Price Spectrum International Equity Fund will take place at 8:00 a.m. ET, Wednesday, February 10, 2021. As the T. Rowe Price Funds are owned by the shareholders, your participation as a shareholder in the proxy process is extremely important. For your convenience, electronic versions of the Proxy Statement and Sample Ballot are available at the below website for you to view or download.

https://www.proxy-direct.com/trp-31551

After you have reviewed the materials, please submit your vote promptly. Voting promptly can help limit additional costs to the Funds associated with soliciting your vote.

VOTING YOUR PROXY ONLINE
Online voting is a convenient and secure way to vote your proxy. You may access your proxy card and vote your proxy by clicking on the link(s) provided below. The link will take you directly to the proxy voting site where you can submit your vote.

The control number and security code shown below will auto-populate when you click on the link(s) provided.

Test Fund Name 1 Control Number: 00099999000000
Security Code: 99999999

Click Here to Vote

You also can visit https://www.proxy-direct.com and enter your control numbers and security code exactly as they appear above. If multiple control numbers and security codes appear, you will need to vote each individually in order to capture your vote on all accounts.

If you have any questions about the proxy materials or the proposals, or if you wish to request a paper copy of the proxy materials, please call us at
1-800-537-6172 or email us at info@troweprice.com.

Because regulations require that each fund receive a certain number of votes, you may be contacted by email or phone if your vote is not received. These calls and emails will cease as soon as your vote is recorded.

Thank you for investing with T. Rowe Price Funds.

Sincerely,

Computershare Funds Services
Independent Tabulator for the Special Shareholder Meeting of the T. Rowe Price Spectrum Fund, Inc.

Mobile | Privacy Policy | Legal Information | Security Measures

T. Rowe Price will never ask for sensitive personal information such as a Social Security number, a PIN, account numbers, or a password in an email.

This email is being sent to you because you requested to receive communications via email. To modify your customer profile, select new email options, or fully unsubscribe from T. Rowe Price email, click here.

You cannot reply to the sender of this email. Contact us with your questions and comments about our services:

Email:	info@troweprice.com
Call:	1-800-225-5132
U.S. Mail:	T. Rowe Price, Account Services, P.O. Box 17300, Baltimore, Maryland 21297-1300

T. Rowe Price has invested in safeguards to ensure your information is kept secure and confidential. Please take a moment to review the T. Rowe Price Privacy Policy.

Copyright 2020, T. Rowe Price Investment Services, Inc., Distributor. All rights reserved.

202011-1401510

T. Rowe Price Funds WO# 31551- TOUCH-TONE TELEPHONE VOTING SCRIPT
** PROXY CARD **
WHEN CONNECTED TO OUR TOUCH TONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE # 1-800-337-3503, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:
"Thank you for calling the proxy voting line.
Before you can vote, I'll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
"Next, located in the un-shaded box is an 8 digit number. Please enter this number now."

THEN YOU HEAR:
"Thank you. Please hold while I validate those numbers."

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:
"Okay, you'll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote "FOR" the proposal."

IF THE CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH:
Okay, you'll be voting your proxy for shares in the T. Rowe Price Funds. The Board Recommends a vote "FOR" the proposal.

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
" I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again..."

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
"I'm about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let's begin…"

THEN, MATCHING THE SHAREHOLDER'S PROXY CARD, THEY WILL BE PROMPTED FOR VOTING AS FOLLOWS:
"PROPOSAL 1: [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"
OR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"
"FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3", etc to match the fund holdings on the ballot.
The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card…

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:
"Okay, you've finished voting but your vote has not yet been recorded."
"To hear a summary of how you voted, press 1; To record your vote, Press 2."

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:
"Please note your vote will be cast automatically should you decide to hang up during the summary."
"You've elected to vote as follows..." [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]
AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
"If this is correct, press 1; Otherwise, press 2. If you'd like to hear the information again press # (pound)."

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
"(Okay) Please hold while I record your vote."
THEN THEY HEAR:
"Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.

I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now."

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
"Okay, lets change your vote." [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER'S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:
"Before you can vote, I'll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting, goodbye."

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following Website: http://www.meetingcenter.io/214390406 on February 10, 2021 at 8:00 a.m. Eastern Time.

To participate in the Virtual Meeting, enter the
14-digit control number from the shaded box
on this card. The Password for this meeting
is TRPS2021.

Please detach at perforation before mailing.

T. ROWE PRICE FUNDS

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 10, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

[INSURANCE COMPANY NAME DROP-IN]

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the fund(s) listed on the reverse side.. The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Fund(s) be cast as directed on the reverse side at the Joint Special Meeting of Shareholders to be held virtually at the following Website: http://www.meetingcenter.io/214390406 on February 10, 2021, at 8:00 a.m., Eastern time, and at any adjournments of the meeting. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. The password for this meeting is TRPS2021. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above-named insurance company to exercise its discretion in voting upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Voting Instruction Card, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, the votes attributable to this Voting Instruction Card will be voted FOR the proposal listed on the reverse side. Shares of the Fund(s) for which no instructions are received will be voted in the same proportion as votes for which instructions are received for the Fund(s).

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this voting instruction card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-298-8476

TRP_31551_111120_VI

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

xxxxxxxxxxxxxx code

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Shareholder Meeting to be held virtually on February 10, 2021.

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/trp-31551

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

FUND FUND FUND

T. Rowe Price Spectrum Diversified Equity Fund T. Rowe Price Spectrum Income Fund T. Rowe Price Spectrum International Equity Fund

Please detach at perforation before mailing.

THIS VOTING INSTRUCTION CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:

A. Proposal THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

1. To approve an amended and restated investment management agreement for each Fund.

 FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

01 T. Rowe Price Spectrum Diversified Equity Fund ☐ ☐ ☐ 02 T. Rowe Price Spectrum Income Fund ☐ ☐  ☐

03 T. Rowe Price Spectrum International Equity Fund ☐ ☐ ☐

2. To transact such other business as may properly come before the Shareholder Meeting and any adjournments thereof.

B. Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

 Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /
Scanner bar code
xxxxxxxxxxxxxx	TRP1 31551	M xxxxxxxx